Exhibit 99.2

Strategic Acquisition Announcement Investor Information October 17, 2016

Forward-Looking Statements 2 This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in the presentation, are forward-looking statements. When used in this presentation or in answers given to questions asked today, the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended January 1, 2016 and subsequently filed Form 10-Qs, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” These cautionary statements qualify all of the forward-looking statements. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis. For further information on forward-looking statements, see Appendix A. All forward-looking statements speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future. We use various Center for Medicare Services (CMS) national data throughout the presentation which may be either from specific CMS reports or derived from public data readily available from CMS.

Presenters 3 William Yarmuth Chairman & CEO Steven Guenthner President & Principal Financial Officer

Today, Almost Family Announces 4 Acquisition of controlling interest in CHS Home Health and Hospice Almost Family to acquire 80% of Community Health Systems (“CHS”) existing home health and hospice operations for $128MM 74 home health branches in 22 states (along with 15 hospice branches in 7 states) Implied valuation ~6.5x Pro-Forma EBITDA (Including full run-rate synergies) CHS’ 20% retained stake associated with local hospitals, providing protection from individual hospital divestiture risk Nationwide strategic joint venture agreement Almost Family becomes the exclusive joint venture partner for home health services nationwide for CHS hospitals Opportunity for additional branches with 80% ownership for Almost Family Health system joint ventures for home health are becoming an important “go-to market” strategy Transaction provides several important benefits to Almost Family: Dramatically increased size Material synergy creation opportunity Substantial embedded growth opportunities within the joint venture Enhanced “health system joint venture” strategic capabilities Transaction benefits to AFAM

Transaction Highlights 5 Enhances scale Creates the 3rd largest home health provider in the US, with 325 Medicare certified agencies servicing ~250,000 patients annually Synergy value creation Synergies include employee benefit costs, reduction of duplicative functions and other cost savings Embedded joint venture expansion Potential to scale into as many as 63 CHS hospitals that have no home health services Adds “joint venture” know-how Joint ventures are increasingly becoming an important “go-to market” strategy in post-acute Health systems looking for partners to help manage post-acute services Increasing trend of alternative payment methodologies in post-acute Track record of setting up and successfully executing joint ventures in post-acute is an important differentiator in establishing new joint ventures with health systems Relationship with CHS provides us a large scale, important precedent Clinical enhancement and alternative payment opportunities Joint venture provides for greater clinical alignment between health system and home health provider Sharing data and clinical protocols will enable: Earlier identification of appropriate patients More active and clinically superior patient transitions to the home

Acquisition Summary 6 Consideration & financing Almost Family will fund the $128MM purchase price through borrowings under a new $300MM Credit Facility Leverage Pro-Forma leverage is expected to be 3.3x pro-forma EBITDA including full run rate synergies Long-term leverage target for Almost Family is below 2.5x Accretion Approximately $200MM in revenue expected to generate between 12% and 13% fully synergized incremental EBITDA margins Timing Transaction is expected to close in Q4 2016 Subject to regulatory approval and customary closing conditions

Opportunity for both Near and Long-Term Value Creation 7 Near term cost synergies $10MM- $12MM Elimination of duplicated services of $5MM to $6MM over first half 2017 Conversion to AFAM benefits to lower costs by $4MM immediately Other potential cost savings opportunities of $1MM to $2MM over the course of 2017 Development opportunity at hospitals with no home health 63 CHS Hospitals currently have no affiliated home health agencies Extrapolating current platform of $170MM in 74 agencies to 63 more hospitals could yield potential for up to $140MM in long-term growth

Geographic Overlap and Ongoing Potential 8 Opens up 10 new states for AFAM today with an incremental 63 hospital markets to grow the JV over time Existing AFAM State (16) New States Via CHS JV (10) This map is saved in Dealworks folder 2186715-001 HH JV Agencies CHS Hospice CHS Hospitals with HH CHS Hospitals with No HH AFAM agencies *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: THIS MAP CANNOT BE UNGROUPED. This map is saved in Dealworks folder [2186715-001]

Balanced Referral Mix 9 CHS HH Admits from CHS Hospitals LTM Referral mix indicates the presence of meaningful relationships between CHS HH and hospitals without creating undue reliance on those relationships for continued value creation From CHS 32% All Other Sources 68%

Creating Scale for Industry Consolidation 10 Annual Patient Admissions + Source: Company filings (1) Encompass admissions shown represent HealthSouth Home Health and Hospice division admissions 295,462 275,160 173,905 142,993 115,751 76,781 1 58,154

Post-acute Opportunities Pre-acute Opportunities Clinical Enhancement and Alternate Care Delivery Model Opportunities 11 There are many opportunities for greater clinical alignment to improve patient experience and outcomes Changing reimbursement causes Health Systems to seek economic alignment with other providers Joint venture for home health can significantly improve Health system performance in these arrangements Key Standalone Considerations Key Standalone Considerations Earlier patient identification and discharge Data and clinical protocol sharing Active management of patient transitions to reduce unnecessary or shorten post-acute facility utilization Pre-hab surgical readiness Key component of delivery system High acuity capabilities Patient stabilization and discharge Underutilized alternative to emergency department Ability to manage discharge and post-acute utilization Patient preferred setting of care

Almost Family at a Glance 12 Leading Provider of cost efficient, high quality home healthcare care services and related innovations to drive savings for payers and improve patient outcomes and experience Who We Are Note: All financials as of latest fiscal year end; Statistics pro forma for acquisition of 80% stake in CHS home health agencies unless otherwise noted (1) Proforma for all acquisitions; Innovations Segment focus on enabling new payment models 340 branches in 26 states Partnership philosophy with payers, providers and patients >$800mm PF Revenue1 80,000 technology enabled in-home health assessments in HCI Segment Local relevance and focus Senior Advocacy philosophy and specialty program protocols 242 Medicare HH, 82 Personal care and 16 Hospice locations HCI Proprietary technology enabled care coordination capabilities 17 ACOs Over 120,000 Lives

Operating Strategy 13 Provide customized rehabilitation and personal care services for senior populations in their homes, and drive innovation to enhance use of home health services to lower costs and improve patient outcomes Key operating principles and focus High quality care 40 years of experience in home healthcare services navigating tremendous changes in Medicare Comprehensive patient care service offering in the home, including rehabilitation and personal care services Respect and focus on local market reputations and relationships Senior Advocacy mission to focus on allowing patients to age in place Specialty programs focused on specific needs of patients leads to improved outcomes Cost efficient care Care for patients in home-based settings, reducing the need for higher cost, facility based settings Scale and sophistication enables investment in innovation and customized clinical protocols Scale and efficiencies enables delivering care at lower costs, generating opportunity for savings for payers Foster innovation in delivery and payment models to increase home health utilization Developmental activities intended to benefit patients and payers through the enhanced provision of home health services Improve patient experiences and quality outcomes, while lowering costs Technology, information, population health management, risk-sharing, assessments, care coordination and transitions, clinical advancements, enhanced patient engagement and informed clinical decision making Collaborations with policy makers, payers, providers and rick managers to seek to reduce costs, improve quality by providing increasingly more care for more patients in their homes What We Do

Multiple Levers of Long-term EBITDA Growth

How We Grow

Capitalize on our position of strength as a scaled, innovative and partnership oriented home health provider to grow faster than the market organically, and further enhance our growth through business development activities and strategic relationships with payers and health systems

Organic growth

1 Core market growth
- ✓ Home heath a net beneficiary of value based purchasing
- ✓ Near- to medium-term reimburse-ment a known quantity

2 Market share gains
- ✓ Reputation as high quality provider delivers referral growth
- ✓ ~60% of combined operations now on HCHB

3 Synergy captured from CHS acquisition
- ✓ Day-1 Employee Benefit synergies
- ✓ Duplicate costs eliminated over course of 2017
- ✓ HCHB roll-out to drive efficiencies, productivity gains in legacy AFAM

4 Embedded growth from CHS JV
- ✓ Leverage health system partner knowledge base to improve care quality
- ✓ Expand into new markets along partner's geographic footprint

5 New JVs
- ✓ Leverage Health System JV "know-how" into partnerships in new markets
- ✓ Significant interest in JVs from AFAM existing hospital relationships

Inorganic growth

6 New acquisitions
- ✓ Continue trajectory as home health industry consolidator
- ✓ Execute on significant acquisition pipeline
- ✓ Additional geography broadens horizons for acquisition candidates

Upside opportunities

7 Strategic relationships
- ✓ Emerging strategic payer relationships
- ✓ Value-added services
- ✓ Preferred provider / partner for ACO and shared savings
- ✓ Continuing to improve our position and perspective to assist regulators with policy development

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Appendix A – Forward-Looking Statements 15 All statements, other than statements of historical facts, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “believe,” “estimate,” “project,” “anticipate,” “continue,” or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events. Statements about the Company’s or CHS Home Health’s past financial results do not, and are not meant to, predict future results. The Company can provide no assurance that such results and performance will continue. Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of regulatory approvals or third party consents on the terms desired or anticipated; the Company’s ability to obtain financing on the anticipated terms and schedule; disruptions of the Company’s and CHS Home Health’s current plans, operations and relationships caused by the announcement and pendency of the proposed transaction; the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to achieve expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; the ability of the Company to integrate, manage and keep secure our information systems; changes in the marketplace and regulatory environment for Health Risk Assessments and the Company’s self-insurance risks. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the fiscal year ended January 1, 2016, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” With regard to the Company’s investment in development-stage enterprises in its Healthcare Innovations segment, there can be no assurance that its operational and developmental objectives will be realized or that the Company’s investments will result in future returns. The Company undertakes no obligation to update or revise its forward-looking statements.